JPMorgan Funds - Trust I
Rule 10f-3 Transactions
For the period from  May 1, 2009 to November 30, 2009

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/6/2009
Issuer Dallas County Community College District (5.000%, 02/15/16)
Cusip 234685HW
Bonds 1,400,000
Offering Price $114.86
Spread $0.38
Cost $1,608,026
Dealer Executing Trade Southwest Securities  Inc Dallas
% of Offering  purchased by firm 1.36%
Syndicate Members Ramirez, JPMorgan, MR Beal, Merrill Lynch, Morgan Keegan, Dain-Rauscher, Siebert Brandford, Southwest Securities
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/6/2009
Issuer Dallas County Community College District (5.000%, 02/15/24)
Cusip 234685JE
Bonds 1,965,000
Offering Price $107.63
Spread $0.50
Cost $2,114,988
Dealer Executing Trade Southwest Securities  Inc Dallas
% of Offering  purchased by firm 1.91%
Syndicate Members Ramirez, JPMorgan, MR Beal, Merrill Lynch, Morgan Keegan, Dain-Rauscher, Siebert Brandford, Southwest Securities
Fund JPMorgan Income Builder Fund
Trade Date 5/6/2009
Issuer Goodyear Tire & Rubber Co. (10.5% 5/15/2016)
Cusip 382550AZ
Bonds 3,000
Offering Price $95.85
Spread $1.88
Cost $2,875
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.22%
Syndicate Members Citigroup Global Markets, Deutsche Bank, Goldman Sachs & Co, JPMorgan, BNP Paribas, Calyon, HSBC Securities, Morgan Stanley, Natixis Bleichroeder
Fund JPMorgan Income Builder Fund
Trade Date 5/6/2009
Issuer Teck Resources Limited (10.75% 5/15/2019) 144A
Cusip 878742AN
Bonds 5,000
Offering Price $94.89
Spread $3.00
Cost $4,745
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.11%
Syndicate Members Citigroup Global Markets, JPMorgan, Merrill Lynch & Co, Bank of America Securities
Fund JPMorgan Income Builder Fund
Trade Date 5/6/2009
Issuer Xerox Corporation (XRX 8.25%, 5/15/2014)
Cusip 984121BY
Bonds 50,000
Offering Price $99.98
Spread $0.60
Cost $49,991
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 5.94%
Syndicate Members Banc of America Securities, Citigroup Global Markets, Goldman Sachs & Co, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 5/14/2009
Issuer MGM Mirage Inc. (11.25% 11/15/2017) 144A
Cusip 552953BG
Bonds 10,000
Offering Price $97.34
Spread $2.25
Cost $9,734
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.99%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, RBS Greenwich Capital, Wachovia Securities, BNP Paribas, Commerzbank Capital Markets, Deutsche Bank, JPMorgan, Morgan Stanley, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 5/15/2009
Issuer Sealy Mattress Co (10.875% 4/15/2016) 144A
Cusip 812141AP4
Bonds 25,000
Offering Price $95.98
Spread $2.50
Cost $23,994
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.01%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, Credit Suisse, KKR Capital Markets, Mizuho Securities USA
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/20/2009
Issuer State of Ohio  (5.000%, 8/1/19)
Cusip 677520R2
Bonds 4,975,000
Offering Price $115.43
Spread $0.47
Cost $5,742,394
Dealer Executing Trade Merrill Lynch & Co Inc New York
% of Offering  purchased by firm 6.07%
Syndicate Members Fifth Third Securites, Barclays Capital, Citigroup Global Markets, Edward Jones, Huntington Investment Bank, JPMorgan, Keycorp Capital Markets, Morgan Stanley, Merrill Lynch
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/20/2009
Issuer State of Ohio  (5.000%, 9/15/15)
Cusip 677520S5
Bonds 3,165,000
Offering Price $114.54
Spread $0.47
Cost $3,625,064
Dealer Executing Trade Merrill Lynch & Co Inc New York
% of Offering  purchased by firm 3.07%
Syndicate Members Fifth Third Securites, Barclays Capital, Citigroup Global Markets, Edward Jones, Huntington Investment Bank, JPMorgan, Keycorp Capital Markets, Morgan Stanley, Merrill Lynch
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/20/2009
Issuer State of Ohio  (5.000%, 9/1514)
Cusip 677520S3
Bonds 4,000,000
Offering Price $113.28
Spread $0.47
Cost $4,531,040
Dealer Executing Trade Merrill Lynch & Co Inc New York
% of Offering  purchased by firm 3.88%
Syndicate Members Fifth Third Securites, Barclays Capital, Citigroup Global Markets, Edward Jones, Huntington Investment Bank, JPMorgan, Keycorp Capital Markets, Morgan Stanley, Merrill Lynch
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/20/2009
Issuer State of Ohio (5.000%, 9/15/16)
Cusip 677520S6
Bonds 5,335,000
Offering Price $115.28
Spread $0.47
Cost $6,149,921
Dealer Executing Trade Merrill Lynch & Co Inc New York
% of Offering  purchased by firm 5.18%
Syndicate Members Fifth Third Securites, Barclays Capital, Citigroup Global Markets, Edward Jones, Huntington Investment Bank, JPMorgan, Keycorp Capital Markets, Morgan Stanley, Merrill Lynch
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/20/2009
Issuer University of Michigan (5.000%, 4/1/15)
Cusip 914455HN
Bonds 3,535,000
Offering Price $114.03
Spread $0.40
Cost $4,030,996
Dealer Executing Trade Merrill Lynch & Co Inc New York
% of Offering  purchased by firm 1.63%
Syndicate Members JPMorgan, Merrill Lynch
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/20/2009
Issuer University of Michigan (5.000%, 4/1/21)
Cusip 914455HZ
Bonds 4,170,000
Offering Price $112.30
Spread $0.50
Cost $4,683,077
Dealer Executing Trade Merrill Lynch & Co Inc New York
% of Offering  purchased by firm 1.92%
Syndicate Members JPMorgan, Merrill Lynch
Fund JPMorgan Income Builder Fund
Trade Date 5/27/2009
Issuer American Tower Corporation (7.250% 5/15/2019)
Cusip 029912AW2
Bonds 20,000
Offering Price $98.28
Spread $1.08
Cost $19,656
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.84%
Syndicate Members Credit Suisse, JPMorgan, Calyon Securities, Citigroup Capital Markets, Morgan Stanley, RBS Securities, TD Securities, Deutsche Bank, Fortis Securities, Mitsibishi UFJ Securities, Mizuho Securities, RBS Capital Markets
Fund JPMorgan Income Builder Fund
Trade Date 5/27/2009
Issuer Harrahs Escrow Corporation (11.250% 6/01/2017)
Cusip 413622AA12
Bonds 35,000
Offering Price $96.23
Spread $2.25
Cost $33,679
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.76%
Syndicate Members Banc of America Securities, Citigroup Global Markets, JPMorgan, Credit Suisse, Deutsche Bank, Goldman Sachs & Co, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 6/16/2009
Issuer Cinemark USA Inc. (CNK 8.625% 6/15/19 144A)
Cusip 172441AR
Bonds 50,000
Offering Price $97.56
Spread $2.00
Cost $48,780
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.21%
Syndicate Members Barclays Capital, Deutsche Bank, JPMorgan, Morgan Stanley, Banc of America Securities, Credit Suisse, Wachovia Securities
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 6/18/2009
Issuer State of Connecticut General Revenue Bonds (5.000%, 6/1/13)
Cusip 207737FE
Bonds 2,000,000
Offering Price 111.212
Spread 0.5283
Cost $2,224,240
Dealer Executing Trade Jackson Securities LLC
% of Offering  purchased by firm 0.82%
Syndicate Members MR Beal, Goldman Sachs, Jackson Securities, Barclays Capital, Belle-haven Securities, Citigroup Global Markets, JPMorgan, Morgan Stanley, Loop Capital, Merrill Lynch, Raymond James, Dain-Rauscher, Siebert Brandford, Wachovia Securities, William Blair, Ramirez
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 6/18/2009
Issuer State of Connecticut General Revenue Bonds (5.000%, 6/1/19)
Cusip 207737FL
Bonds 2,100,000
Offering Price 112.402
Spread 0.5283
Cost $2,360,442
Dealer Executing Trade Jackson Securities LLC
% of Offering  purchased by firm 0.86%
Syndicate Members MR Beal, Goldman Sachs, Jackson Securities, Barclays Capital, Belle-haven Securities, Citigroup Global Markets, JPMorgan, Morgan Stanley, Loop Capital, Merrill Lynch, Raymond James, Dain-Rauscher, Siebert Brandford, Wachovia Securities, William Blair, Ramirez
Fund JPMorgan Income Builder Fund
Trade Date 6/25/2009
Issuer Smithfield Foods Inc. (SFD 10.00% 07/15/2014 144A)
Cusip 832248AS
Bonds 5,000
Offering Price $96.20
Spread $2.25
Cost $4,810
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.27%
Syndicate Members Barclays Capital, JPMorgan, Morgan Stanley, Rabo Securities, BMO Capital Markets, Goldman Sachs & Co, ING, US Bancorp Investments
Fund JPMorgan Income Builder Fund
Trade Date 6/30/2009
Issuer MetLife Inc. (MET 10.75% 8/1/39)
Cusip 59156RAV
Bonds 30,000
Offering Price $99.98
Spread $0.95
Cost $29,994
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.57%
Syndicate Members JPMorgan, Morgan Stanley, Banc of America Securities, Blaylock Robert Van, BNP Paribas, Cabrera Capital Markets, CatleOak Securities, Credit Suisse, Deutsche Bank, Goldman Sachs & Co, Guzman & Co, ING, Merrill Lynch, Ramius Capital, Raymond James & Assoc, RBS Greenwich Capital, Siebert Capital Markets, Sumitomo Bank, Toussaint Capital Partners
Fund JPMorgan Income Builder Fund
Trade Date 7/13/2009
Issuer Yonkers Raceway Corporation (YONKER 11.375% July 15, 2016 144A)
Cusip 986141AA7
Bonds 50,000
Offering Price $97.10
Spread $2.25
Cost $48,548
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 0.09%
Syndicate Members Credit Suisse,  JP Morgan,
Fund JPMorgan Income Builder Fund
Trade Date 7/21/2009
Issuer SBA Telecommunications ( SBAC 8.00% August 15, 2016 144A)
Cusip 78401FAA
Bonds 10,000
Offering Price $99.33
Spread $2.00
Cost $9,933
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.08%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, JP Morgan Securities, RBS Greenwich Capital, TD Securities, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 7/21/2009
Issuer SBA Telecommunications ( SBAC 8.25% August 15, 2019 144A)
Cusip 78401FAB
Bonds 10,000
Offering Price $99.15
Spread $2.00
Cost $9,915
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.02%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, JP Morgan Securities, RBS Greenwich Capital, TD Securities, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 7/28/2009
Issuer Kazmunaigaz Finance Sub B.V.  (KZOLKZ 11.75% January 23, 2015 144A)
Cusip 48667QAC
Bonds 100,000
Offering Price $103.01
Spread $0.65
Cost $103,011
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.22%
Syndicate Members Citigroup Global Markets, JP Morgan Securities
Fund JPMorgan Income Builder Fund
Trade Date 8/5/2009
Issuer Iron Mountain Inc. (IRM 8.375% August 15, 2021)
Cusip 46284PAM
Bonds 10,000
Offering Price $99.63
Spread $1.50
Cost $9,963
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.01%
Syndicate Members Bank of America  Merrill Lynch, Barclays Capital, JP Morgan, Scotia Capital Inc., Morgan Stanley, RBS Securities Inc., Deutsche Bank Securities Inc., HSBC Securities
Fund JPMorgan Income Builder Fund
Trade Date 8/10/2009
Issuer Sprint Nextel Corporation (S 8.375% August 15, 2017)
Cusip 852061AF
Bonds 20,000
Offering Price $98.58
Spread $1.75
Cost $19,715
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.66%
Syndicate Members Citigroup Global Markets Inc., JP Morgan Securities, Wells Fargo Securities LLC., Banc of America Securities LLC., Barclays Capital, Daiwa Securities America Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co., Mitsubishi UFJ Securities USA Inc., Mizuho Securities USA Inc., RBS Securities Inc.
Fund JPMorgan Income Builder Fund
Trade Date 8/11/2009
Issuer Brunswick Corporation (BC 11.25% November 1, 2016 144A)
Cusip 117043AL
Bonds 50,000
Offering Price $97.04
Spread $2.50
Cost $48,518
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 0.10%
Syndicate Members Bank of America, Merrill Lynch, JP Morgan, BNY Capital Markets, Morgan Stanley, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 8/13/2009
Issuer NII Capital Corporation (NIHD 10.00% August 15, 2016 144A)
Cusip 67021BAA
Bonds 20,000
Offering Price $97.57
Spread $2.13
Cost $19,514
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.59%
Syndicate Members JP Morgan Securities, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 9/11/2009
Issuer Global Crossing Limited (GLBC 12.00% September 15, 2015 144A)
Cusip 37932JAB
Bonds 5,000
Offering Price $97.94
Spread $2.25
Cost $4,897
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.19%
Syndicate Members Credit Suisse, Goldman Sachs & Co, JPMorgan Securities, Jefferies & Co
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 9/16/2009
Issuer Missouri Highway and Transportation (5.000%, May 1, 2020)
Cusip 60636WNL
Bonds 4,060,000
Offering Price $115.74
Spread $0.47
Cost $4,699,003
Dealer Executing Trade Merrill Lynch & Co., Inc.
% of Offering  purchased by firm 1.35%
Syndicate Members Merrill Lynch, Morgan Stanley, Stifel, Nicolaus & Co, Citi, Edward Jones, George Baum, JPMorgan, Loop Capital, RBC Capital Markets, Valdez & Moreno, Wachovia Bank
Fund JPMorgan Income Builder Fund
Trade Date 9/17/2009
Issuer MGM Mirage Inc. (MGM 11.375% March 1, 2018 144A)
Cusip 552953BM
Bonds 50,000
Offering Price $97.40
Spread $2.25
Cost $48,698
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 1.47%
Syndicate Members Banc of America Securities LLC, Citigroup Global Markets Inc, J.P.Morgan Securities Inc, Wells Fargo, RBS Securities Inc
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 9/17/2009
Issuer State of New York Dormitory Authority (5.000%, July 1, 2024)
Cusip 64983M8S
Bonds 7,000,000
Offering Price $107.68
Spread $0.48
Cost $7,537,530
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 1.14%
Syndicate Members Citi, Ramirez, Merrill Lynch, Barclays Capital, BB&T Capital, Goldman Sachs, JPMorgan, Janney Montgomery Scott, Loop Capital, Prager Sealy, Stone & Youngberg
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 9/18/2009
Issuer Southwest Higher Education Authority (5.000%, October 1, 2014)
Cusip 845040GL
Bonds 1,000,000
Offering Price $113.65
Spread $0.43
Cost $1,136,450
Dealer Executing Trade Merrill Lynch & Co., Inc.
% of Offering  purchased by firm 0.68%
Syndicate Members Merrill Lynch, Jackson Securities, JPMorgan, Morgan Keegan, Wells Fargo Securities
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 9/18/2009
Issuer Southwest Higher Education Authority (5.000%, October 1, 2020)
Cusip 845040GT
Bonds 2,000,000
Offering Price $113.74
Spread $0.43
Cost $2,274,800
Dealer Executing Trade Merrill Lynch & Co., Inc.
% of Offering  purchased by firm 1.35%
Syndicate Members Merrill Lynch, Jackson Securities, JPMorgan, Morgan Keegan, Wells Fargo Securities
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 9/18/2009
Issuer Southwest Higher Education Authority (5.000%, October 1, 2021)
Cusip 845040GU
Bonds 3,000,000
Offering Price $112.74
Spread $0.43
Cost $3,382,320
Dealer Executing Trade Merrill Lynch & Co., Inc.
% of Offering  purchased by firm 2.03%
Syndicate Members Merrill Lynch, Jackson Securities, JPMorgan, Morgan Keegan, Wells Fargo Securities
Fund JPMorgan Income Builder Fund
Trade Date 9/29/2009
Issuer Gannett Co Inc (GCI 8.75% November 15, 2014 144A)
Cusip 364725AM
Bonds 10,000
Offering Price $98.47
Spread $2.00
Cost $9,847
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.37%
Syndicate Members Banc of America Securities LLC, Barclays Capital, Citigroup Global Markets Inc, JP Morgan, Lloyds TSB Bank PLC, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, SunTrust Robinson Humphrey,
Fund JPMorgan Income Builder Fund
Trade Date 9/29/2009
Issuer Gannett Co Inc (GCI 9.375% November 15, 2017 144A)
Cusip 364725AP
Bonds 10,000
Offering Price $98.58
Spread $2.00
Cost $9,858
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 2.34%
Syndicate Members Banc of America Securities LLC, Barclays Capital, Citigroup Global Markets  Inc, JP Morgan, Lloyds TSB Bank PLC, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 10/5/2009
Issuer United Airlines, Inc. (UAUA 10.40% November 1, 2016)
Cusip 902552AB
Bonds 50,000
Offering Price $100.00
Spread $1.35
Cost $50,000
Dealer Executing Trade Morgan Stanley and Co.
% of Offering  purchased by firm 3.61%
Syndicate Members JPMorgan, Morgan Stanley, Goldman Sachs & Co
Fund JPMorgan Income Builder Fund
Trade Date 10/5/2009
Issuer K. Hovnanian Entreprises (HOV 10.625% October 15, 2016 144A)
Cusip 442488BF
Bonds 50,000
Offering Price $98.21
Spread $1.75
Cost $49,104
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.78%
Syndicate Members Citigroup Global Markets, Credit Suisse, Banc of America, Deutsche Bank, JPMorgan, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 10/9/2009
Issuer Solutia Inc. (SOA 8.75% November 1, 2017)
Cusip 834376AK
Bonds 15,000
Offering Price $100.00
Spread $2.25
Cost $15,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.57%
Syndicate Members Citigroup Global Markets, Deutsche bank, Jefferies & Co, JPMorgan, Fifth Third Bank, HSBC, KBC Bank
Fund JPMorgan Income Builder Fund
Trade Date 10/14/2009
Issuer Intelsat Jackson Holding (INTEL 8.50% November 1, 2019 144A)
Cusip 458207AG
Bonds 105,000
Offering Price $99.17
Spread $2.00
Cost $104,124
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 2.13%
Syndicate Members Banc of America, Barclays capital, Credit Suisse, Morgan Stanley, Deutsche Bank, Goldman Sachs, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 10/19/2009
Issuer Viasat Inc. (VSAT 8.875% September 15, 2016 144A)
Cusip 92552VAA
Bonds 25,000
Offering Price $98.76
Spread $2.50
Cost $24,689
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 0.35%
Syndicate Members Banc of America, JPMorgan, Wells Fargo, Oppenheimer, Stephens Inc
Fund JPMorgan Income Builder Fund
Trade Date 10/20/2009
Issuer MDC Partners Inc. (MDCA 11.00% November 1, 2016 144A)
Cusip 552697AD
Bonds 15,000
Offering Price $95.34
Spread $2.50
Cost $14,300
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.12%
Syndicate Members Goldman Sachs & Co, BMO Capital, Jefferies & Co, JPMorgan, RBC Capital, Scotia Capital, UBS Securities, William Blair & Co
Fund JPMorgan Income Builder Fund
Trade Date 10/22/2009
Issuer Navios Maritime Holdings (NAVIOS 8.875% November 1, 2017 144A)
Cusip 639365AC
Bonds 15,000
Offering Price $98.60
Spread $2.00
Cost $14,790
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.89%
Syndicate Members Banc of America-Merrill Lynch, JPMorgan, Commerzbank Capital, DnB NOR Bank, DVB Capital, S. Goldman Advisors
Fund JPMorgan Income Builder Fund
Trade Date 10/27/2009
Issuer Universal City Development (UCD 8.875% November 15, 2015 144A)
Cusip 913405AD
Bonds 15,000
Offering Price $98.86
Spread $2.25
Cost $14,828
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 0.49%
Syndicate Members Banc of America, Barclays Capital, Deutsche Bank, Goldman Sachs & Co, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 10/27/2009
Issuer Universal City Development (UCD 10.875% November 15, 2016 144A)
Cusip 913405AF
Bonds 20,000
Offering Price $98.80
Spread $2.50
Cost $19,759
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 0.42%
Syndicate Members Banc of America, Barclays Capital, Deutsche Bank, Goldman Sachs & Co, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 10/28/2009
Issuer Berry Plastics Escrow (BERRY 8.25% November 15, 2015 144A)
Cusip 08579AAA
Bonds 10,000
Offering Price $98.84
Spread $2.25
Cost $9,884
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 2.02%
Syndicate Members Banc of America, Barclays Capital, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 10/29/2009
Issuer Associated Materials LLC (SIDE 9.875% November 15, 2016 144A)
Cusip 04570TAA
Bonds 50,000
Offering Price $98.76
Spread $3.00
Cost $49,379
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.38%
Syndicate Members JPMorgan, UBS Securities, Wells Fargo
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 10/28/2009
Issuer New York City Water Finance (2.500%, June 15, 2015)
Cusip 64972FH5
Bonds 150,000
Offering Price $100.96
Spread $0.75
Cost $151,434
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.07%
Syndicate Members Jeffries, Morgan Keegan, MR Beal, Ramirez, Citigroup Capital Markets, Fidelity, Goldman Sachs, JPMorgan, Loop Capital, Merrill Lynch, Morgan Stanley, Raymond James, Dain Rauscher, Rice, Roosevelt Cross, Siebert Brandford, Wachovia, BBT Capital, Lebenthal, Oppenheimer, Piper Jaffray, Stifel Nicholas, Stone Young, Barclays
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 10/29/2009
Issuer New York City Water Finance (2.500%, June 15, 2013)
Cusip 64972FH4
Bonds 1,235,000
Offering Price $102.65
Spread $0.75
Cost $1,267,690
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.56%
Syndicate Members Jeffries, Morgan Keegan, MR Beal, Ramirez, Citigroup Capital Markets, Fidelity, Goldman Sachs, JPMorgan, Loop Capital, Merrill Lynch, Morgan Stanley, Raymond James, Dain Rauscher, Rice, Roosevelt Cross, Siebert Brandford, Wachovia, BBT Capital, Lebenthal, Oppenheimer, Piper Jaffray, Stifel Nicholas, Stone Young, Barclays

Fund JPMorgan Market Neutral Fund
Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
CUSIP 94974610
 Shares  200
 Offering Price  $22.00
 Spread  $0.52
Cost $4,400
Dealer Executing Trade Blaylock Robert Van LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley, Barclays Capital, Blaylock Robert, Cabrera Capital, CastleOak, Credit Suisse, Deutsche Bank, Fox-Pitt Kelton, Loop Capital, Muriel Siebert, Oppenheimer, Raymond James, RBC Capital, Robert Baird
Fund JPMorgan Market Neutral Fund
Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
CUSIP 94974610
 Shares  2,400
 Offering Price  $22.00
 Spread  $0.52
Cost $52,800
Dealer Executing Trade Wachovia Securities LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley, Barclays Capital, Blaylock Robert, Cabrera Capital, CastleOak, Credit Suisse, Deutsche Bank, Fox-Pitt Kelton, Loop Capital, Muriel Siebert, Oppenheimer, Raymond James, RBC Capital, Robert Baird
Fund JPMorgan Market Neutral Fund
Date 5/12/2009
Issuer BB&T Corporation (BBT) Secondary
CUSIP 5493710
 Shares  6,100
 Offering Price  $20.00
 Spread  $0.60
Cost $122,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.67%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BB&T Capital Markets
Fund JPMorgan Tax Aware Disciplined Equity
Date 5/12/2009
Issuer BB&T Corporation (BBT) Secondary
CUSIP 5493710
 Shares  23,800
 Offering Price  $20.00
 Spread  $0.60
Cost $476,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.67%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BB&T Capital Markets
Fund JPMorgan Tax Aware U.S. Equity Fund
Date 5/12/2009
Issuer BB&T Corporation (BBT) Secondary
CUSIP 5493710
 Shares  27,700
 Offering Price  $20.00
 Spread  $0.60
Cost $554,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.67%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BB&T Capital Markets
Fund JPMorgan Market Neutral Fund
Date 5/20/2009
Issuer Regions Financial Corporation (RF) Secondary
CUSIP 7591EP10
 Shares  37,900
 Offering Price  $4.00
 Spread  $0.15
Cost $151,600
Dealer Executing Trade Goldman Sachs and Company
% of Offering 0.50%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, Morgan Keegan & Company Inc.
Fund JPMorgan Market Neutral Fund
Date 6/2/2009
Issuer Prudential Financial Inc (PRU)  Secondary
CUSIP 744320102
 Shares  2900
 Offering Price  $42.00
 Spread  $1.24
Cost $121,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering 3.12%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, Merrill Lynch, Barclays Capital, Deutsche Bank, Morgan Stanley, UBS Investment Bank
Fund JPMorgan Tax Aware U.S. Equity Fund
Date 6/2/2009
Issuer Prudential Financial Inc (PRU)  Secondary
CUSIP 744320102
 Shares  16300
 Offering Price  $39.00
 Spread  $1.24
Cost $635,700
Dealer Executing Trade Goldman Sachs and Company
% of Offering 3.12%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, Merrill Lynch, Barclays Capital, Deutsche Bank, Morgan Stanley, UBS Investment Bank
Fund JPMorgan Market Neutral Fund
Date 6/4/2009
Issuer Express Scripts Inc (ESXR) Secondary
CUSIP 302182100
 Shares  5,100
 Offering Price  $61.00
 Spread  $1.68
Cost $311,100
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering 0.34%
Syndicate Members JPMorgan, Credit Suisse, Citigroup Global Markets, ABN Amro, Deutsche Bank, SuntTrust Robinson Humphrey, Wachovia Securities
Fund JPMorgan Intrepid European Fund
Date 6/8/2009
Issuer Lloyds Banking Group
CUSIP GB0008706128
 Shares  1,031,824
 Offering Price  $6.00
 Spread  $0.20
Cost $990,581
Dealer Executing Trade Citigroup Global Mkts Ltd London
% of Offering 0.08%
Syndicate Members Citigroup Global Markets, JPMorgan, UBS Securities
Fund JPMorgan Market Neutral Fund
Date 9/1/2009
Issuer Health Care REIT Inc. (HCN) Secondary
CUSIP 42217K10
 Shares  7,300
 Offering Price  $40.40
 Spread  $1.62
Cost $294,920
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering 2.40%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, UBS Investment Bank, Deutsche Bank Securities, KeyBanc Capital Markets, Raymond James, Barclays Capital, Calyon Securities (USA) Inc., Stifel Nicolaus, ABN AMRO Incorporated, BMO Capital Markets Coamerica Securities, Morgan Keegan & Company, Inc., PNC Capital Markets
Fund JPMorgan Market Neutral Fund
Date 9/24/2009
Issuer Post Properties, Inc. (PPS) Secondary
CUSIP 73746410
 Shares  28,600
 Offering Price  $17.75
 Spread  $0.78
Cost $507,650
Dealer Executing Trade Wachovia Securities LLC
% of Offering 2.05%
Syndicate Members J.P. Morgan, Wells Fargo Securities, Morgan Keegan & Company, Inc., SunTrust Robinson Humphrey, PNC Capital Markets LLC
Fund JPMorgan China Region Fund
Date 9/24/2009
Issuer Shanda Games Ltd
CUSIP US81941U1051
 Shares  20,444
 Offering Price  $12.50
 Spread  $0.75
Cost $255,550
Dealer Executing Trade Goldman Sachs International London
% of Offering 1.98%
Syndicate Members Goldman Sachs & Co, JPMorgan, Nomura International, Oppenheimer & Co, Susquehanna Financial Group
Fund JPMorgan China Region Fund
Date 9/30/2009
Issuer Wynn Macau Ltd
CUSIP KYG981491007
 Shares  47,600
 Offering Price  $1.30
 Spread  $0.30
Cost $61,910
Dealer Executing Trade UBS Securities Asia Ltd
% of Offering 1.52%
Syndicate Members Banc of America Merrill Lynch, Deutsche Bank, JPMorgan, Morgan Stanley, UBS, ABN Amro Asia, BNP Paribas, CLSA Equity Capital Markets, GuocoCapital